Prudential Investment Portfolios 9

PGIM Real Estate Income Fund

(the “Fund”)

Supplement dated December 14, 2018

to the Currently Effective Summary Prospectus, Prospectus
and Statement of Additional Information of the Fund

The Board of Trustees for the Fund has approved the addition of PGIM Limited as a subadviser to the Fund. As a result, effective December 14, 2018, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are amended as set forth below.

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In the Fund’s Summary Prospectus and Statutory Prospectus, the section entitled “Management of the Fund” is restated as follows:

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Real Estate	Rick J. Romano, CFA	Managing Director and Head of Global Real Estate Securities	June 2015
		Daniel Cooney, CFA	Vice President & Portfolio Manager: North American Real Estate Securities	June 2018
		Kwok Wing Cheong, CFA	Executive Director & Portfolio Manager: Asian Real Estate Securities	June 2015
	PGIM Limited	Michael Gallagher	Executive Director & Portfolio Manager: European Real Estate Securities	June 2015

2.	In the Fund’s Statutory Prospectus, the following paragraph is added at the end of the section entitled “How the Fund is Managed—Investment Subadvisers”:

PGIM Limited is an indirect wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2018, PGIM Limited managed approximately $42.7 billion in assets, and PGIM Limited-Fixed Income managed approximately $39.0 billion.

3.	In the Fund’s Statutory Prospectus, in the section entitled “How the Fund is Managed—Portfolio Managers”, the entry for Michael Gallagher is restated as follows:

Michael Gallagher is an Executive Director and Portfolio Manager for PGIM Limited based in London. He is the Portfolio Manager for the European real estate securities. Mr. Gallagher has over 20 years of real estate experience and 16 years in the broader public markets. Prior to joining Prudential, Mr. Gallagher was the Assistant Fund Manager for Global Real Estate Securities at Aviva Investors (London) where he was responsible for portfolio construction and stock selection of European real estate securities.

Prior to Aviva, Mr. Gallagher was a Vice President of Citigroup (London) where he covered diversified financials and the real estate sector. At Citigroup, Mr. Gallagher was responsible for modeling and research for companies under his coverage. Mr. Gallagher came to Citigroup from Deutsche Bank (London-Frankfurt) where he was a pan-European equity analyst covering bank stocks and diversified German companies. Mr. Gallagher holds a BA in Economics from Harvard University, magna cum laude, and was the recipient of the Harvard College Scholarship. Mr. Gallagher also holds a MA in International Political Economy from Cornell University where he was awarded the Mellon Foundation Scholarship. Mr. Gallagher speaks several languages including English (native), German, French, Italian and Portuguese.

4.	In Part I of the Fund’s Statement of Additional Information, the tables in the section entitled “Management & Advisory Arrangements—The Fund’s Portfolio Managers: Information About Other Accounts Managed” is restated the read as follows:
Other Funds and Investment Accounts Managed by the Portfolio Managers
Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets
PGIM Real Estate	Rick J. Romano, CFA	9/$2,689,221,956	None	4/$581,667,062
	Daniel Cooney, CFA	9/$2,689,221,956	None	4/$581,667,062
	Kwok Wing Cheong, CFA	9/$2,689,221,956	None	4/$581,667,062
PGIM Limited	Michael Gallagher	9/$2,689,221,956	None	4/$581,667,062

5.	In Part I of the Fund’s Statement of Additional Information, the section entitled “Management & Advisory Arrangements—The Fund’s Portfolio Managers: Personal Investments and Financial Interests” is restated the read as follows:
Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
PGIM Real Estate	Rick J. Romano, CFA	$500,001 - $1,000,000
	Daniel Cooney, CFA	$100,001 - $500,000
	Kwok Wing Cheong, CFA	$100,001 - $500,000
PGIM Limited	Michael Gallagher	$50,001 - $100,000

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for each Portfolio Manager's investment in the Fund are as follows: Rick J. Romano: $50,001 - $100,000; Daniel Cooney, CFA: $10,001 - $50,000; Kwok Wing Cheong: $10,001 - $50,000; Michael Gallagher: $1 - $10,000.

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